UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2017

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2017, Cerner Corporation (“Cerner”) announced that Neal Patterson, its Chairman, Chief Executive Officer (“CEO”) and co-founder passed away on July 9, 2017. Effective as of July 9, 2017, Cerner's Board of Directors appointed Cliff Illig, Cerner's Vice Chairman and co-founder, as Chairman and Interim CEO. Cerner's Board of Directors has been engaged in an ongoing succession planning process and expects to announce a new CEO soon.

Mr. Illig, 66, is a co-founder of Cerner, and has served as a director since 1980. He has served as Vice Chairman since March 1999. He previously served as Cerner's Chief Operating Officer until October 1998 and as Cerner's President until March of 1999. Currently, Mr. Illig serves as a member of the Executive Committee of the Heart of America Council of Boy Scouts of America. In addition, he is a co-owner of Kansas City's Major League Soccer franchise, Sporting Kansas City. He is also a member of the Board of Directors of various entities affiliated with the Stowers Institute for Medical Research.

There have been no changes to Mr. Illig's compensation at this time. Mr. Illig has no family relationships with any of Cerner's officers or directors. Information concerning Mr. Illig's interests requiring disclosure under Item 404(a) of Regulation S-K is incorporated by reference to Cerner's definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2017.

Item 8.01 Other Events.

On July 9, 2017, Cerner issued a press release announcing the matters disclosed above under Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press Release of Cerner Corporation dated July 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: July 10, 2017	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Cerner Corporation dated July 9, 2017